[MOTION GRAPHIC:  FRANK E. HOLMES, CEO STANDING]

It's time to discover a savings account which offers the highest yield and free checking.

The U.S. Government Securities Savings Fund has been ranked America's #1 money market fund for the past five years.

If you need a safe haven with a superior, higher yield then call 1-800-US-FUNDS.

U.S. Global Investors is a Texas based company managing money since
1968.

Call 1-800-US-FUNDS for a free fact kit.

Please read the information carefully before you invest.


--------------------------------------------------------------------------------
The U.S. Government Securities Savings Fund was ranked by Lipper Analytical Services #5 and #1 for the 1- and 5-year periods ended 3/31/97 out of 115 and 79 government money market funds, respectively. Like all other mutual funds, Fund shares are not backed by the U.S. Government or its agencies; however, the securities it invests in are. The Fund is managed to maintain a stable $1 per share value; however, there is no assurance it will be able to do so. Free checking for checks with a minimum amount of $500. For a free prospectus containg more complete information, including charges and expenses, call 1-800-US-FUNDS. Past performance is no guarantee of future results.